SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2003

TOWN SPORTS INTERNATIONAL, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

New York (State or other jurisdiction of incorporation)	333-40907 (Commission File Number)	13-2749906 (IRS Employer Identification No.)

888 Seventh Avenue New York, New York 10106
(Address of Principal Executive Offices, including Zip Code)

(212) 246-6700
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations
SIGNATURES
PRESS RELEASE

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

99.1 Press release dated November 4, 2003

Item 12. Results of Operations

     On November 4, 2003, Town Sports International, Inc. announced its consolidated financial results for the quarter ended September 30, 2003. A copy of the press release is furnished with this report as Exhibit 99.1 to this current report on Form 8-K.

      The information in this Form 8-K and the attached exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/Richard Pyle

Date: November 4, 2003	By: Richard Pyle Its: Chief Financial Officer

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